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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report for Harris Methodist Health Insurance Company dated February 14, 2000, in this Form 8-K/A.


                                             ARTHUR ANDERSEN LLP


Dallas, Texas,
April 12, 2000